UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 22, 2008 (July 22, 2008)
Date of report (Date of earliest event reported)
ALLEGHENY ENERGY, INC.
(Exact name of registrant as specified in charter)

Maryland	1-267	13-5531602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Cabin Hill Drive Greensburg, Pennsylvania	15601-1689
(Address of principal executive of offices)	(Zip code)
Registrant’s telephone number, including area code: (724) 837-3000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     (b) On July 22, 2008, Allegheny Energy, Inc. (“AYE”) announced the resignation, effective August 1, 2008, of David E. Flitman from any and all officer or director positions with AYE and any subsidiary or affiliate of AYE. Mr. Flitman is a Vice President of AYE and is the President of Allegheny Power, which includes Monongahela Power Company, The Potomac Edison Company and West Penn Power Company, all of which are wholly owned subsidiaries of AYE. A copy of the press release announcing Mr. Flitman’s departure is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Allegheny Energy, Inc. on July 22, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY ENERGY, INC.

Dated: July 22, 2008	By:	/s/ Philip L. Goulding

	Name:	Philip L. Goulding
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Allegheny Energy, Inc. on July 22, 2008.